ROADSHOW PRESENTATION Investor Presentation May 2024 (NYSE: AZZ)

2INVESTOR PRESENTATION Disclaimers This presentation shall not constitute an offer to sell or a solicitation of an offer to buy securities or an invitation or inducement to engage in investment activity nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities law of any such jurisdiction. AZZ has filed a shelf registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”) for the offering to which this presentation relates. Before you invest in any securities of AZZ, you should read the prospectus in that registration statement and any other documents AZZ has filed with the SEC for more complete information about AZZ and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, AZZ, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting: Evercore Group L.L.C., Attention: Equity Capital Markets, 55 East 52nd Street, 35th Floor, New York, NY 10055, by telephone at (888) 474-0200 or by email at ecm.prospectus@evercore.com; or Jefferies LLC, Attn: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, New York 10022, by telephone at (877) 821-7388 or by email at Prospectus_Department@Jefferies.com. Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward- looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, we also continue to experience additional increases in labor costs, components, and raw materials including zinc and natural gas which are used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024, and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, Adjusted EBITDA, Net Debt, Net Leverage, Free Cash Flow and Free Cash Flow Conversion which are non-GAAP measures, which should be considered supplemental to, not a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents. For example, AZZ's definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. For reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation.

3INVESTOR PRESENTATION Why Invest in AZZ? Differentiated, high value-add metal coatings provider with scale, expertise and customer centric technology uniquely positioned to serve the growing North American steel and aluminum markets Strong business foundation capable of growing sales and margins at or above market levels, supported by multi-year secular growth drivers; while generating significant free cash flow Coil coating and hot dip galvanizing provide environmentally friendly solutions that reduce emissions and extend the life cycle of the coated materials Focused capital allocation to reduce debt and improve leverage while supporting high ROIC investments, and returning capital to shareholders Commitment to EPS growth driven by operational improvement creates compelling investment opportunity and long-term shareholder value

AZZ Snapshot (NYSE: AZZ)

AZZ is North America's leading independent post-fabrication hot-dip galvanizing & coil coating solutions company with #1 positions in both markets



● AZZ Metal Coatings ● AZZ Precoat Metals

FORT WORTH, TEXAS
Headquarter:

3,873
Employees:

Metal Coatings locations[1]: **48**

Coil Coating Locations[2]: **13**

Segment Sales



43%
57%

Segment Adj. EBITDA[3]



54%
46%

AZZ Metal Coatings AZZ Precoat Metals

~$1.5B
Sales

$379M / $334M[4]
Adj. EBITDA
Excl. / Incl. Corporate Costs

24.7% / 21.7%[4]
Adj. EBITDA Margin
Excl. / Incl. Corporate Costs

(1) 41 galvanizing locations and 6 surface technologies locations; 1 tubular products location
(2) Currently 13 plants with 15 processing lines, and new plant being constructed in Washington, MO
(3) Segment Adjusted EBITDA excludes corporate costs and Infrastructure Solutions results
(4) For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation.

ROADSHOW PRESENTATION
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5ROADSHOW PRESENTATION AZZ’s Strategic Journey FY13 - FY18 Optimized Legacy Footprint • Improved capabilities and profitability of Metal Coatings • Combined Electrical and Industrial assets into one operating segment (infrastructure Solutions) FY19 - FY24 Strategic Transformation – Positioning for the future • Divested nuclear related businesses • Divested majority stake (60%) of non-core Infrastructure Solutions segment to a joint venture • Acquired Precoat Metals • Returned $79 million to shareholders through stock repurchases FY2021-FY2022 • Reduced net leverage from 4.2X to 2.9X FY25+ Focused Metal Coatings Company • Investing in our future - New aluminum coil coating facility, progressing according to plan for full production in fiscal year 2026 • Driving operational excellence with ESG focus • Expanding use of customer-centric technologies (DGS and Coil Zone) • Capturing opportunities associated with long- term growth drivers in end markets • Strategic acquisitions to support growth • Maintaining debt to leverage range of 2.5-3.0X $469 $810 $1,537 Sales, in millions 2

6ROADSHOW PRESENTATION Achievements Against Stated Commitments 2  Original Commitment Achievements to Date • Reduce Net Leverage from 5.0x to 3.0x by FYE 2024 • Total Net Leverage finished FY 2024 at 2.9x • Preliminary FY24E Adj. EBITDA1 guidance of $300 - $325 million • Adj. EBITDA Margin of 21.2% at mid-point of guidance1 • TTM 2/29/2024 Adj. EBITDA1 of $334 million • Adj. EBITDA Margin of 21.7%1 • Near-term focus on reduction of debt; Prudently evaluate M&A Opportunities • No acquisitions since May 2022 • Commitment to Dividend Payment • AZZ continues to pay common dividends • Near-term focus on reduction of debt; Committed to reducing debt by $75 million to $100 million during fiscal 2024 • Reduced debt as of 2/29/24 by $115 million, while investing >$35 million in the Washington, MO land and buildings (originally planned as sale leaseback) Target Leverage Cash Flow Generation Acquisition Policy Dividend Policy Debt Reduction     (1) Adjusted EBITDA inclusive of corporate costs; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation

7ROADSHOW PRESENTATION Tom Ferguson President and Chief Executive Officer Philip Schlom Chief Financial Officer (Retiring) David Nark SVP of Marketing, Communications and Investor Relations Matt Emery Chief Information and Human Resources Officer Tara Mackey Chief Legal Officer Chris Bacius Vice President Business Development Kurt Russell COO Precoat Metals Bryan Stovall President & COO Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork, and Sustainability Leadership Highlights +200 years of combined industry experience Senior corporate leadership with tenure and track record at AZZ Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success Tiffany Moseley Chief Accounting Officer Mission-Driven, Experienced Management Team 3 Jason Crawford Chief Financial Officer (Incoming)

8ROADSHOW PRESENTATION Total Construction starts are expected to rise by 7% to $1.2 trillion in 20241 Non-building (which includes sectors such as infrastructure) has more public funding, is more resilient, and has an expected growth rate of 7% in calendar year 2024; highways and bridges have an expected growth rate of 23% in calendar year 2024 Institutional construction, including healthcare and education, are expected to grow at 5% and 4%, respectively, in calendar year 2024 Residential (single family) construction expected to rise by 9% and multifamily by 14% calendar year 2024 Manufacturing expected to grow at 16%, while construction (warehouses) expected to decline by 11% Diverse End Market Exposure 43% 27% 10% 7% 5% 8% North American steel shipments by end-market2 Construction Automotive Machinery Energy Appliance Other 55% 10% 9% 8% 7% 11% AZZ FY2024 Sales by end-market3 Construction Industrial Transportation Consumer Electrical Other 4 (1) Dodge Construction Network 2024 forecast as of January 2024 (2) Based on Worldsteel (3) Based on AZZ FY2024 financial results

9ROADSHOW PRESENTATION Secular Drivers Enhancing Outlook Infrastructure and Renewables Investment Reshoring Manufacturing Pre-painted Steel and Aluminum Migration Conversion from Plastics to Aluminum 5

10ROADSHOW PRESENTATION Uniquely Positioned to Capitalize on Generational Infrastructure Investment in U.S. Roads, Bridges and Major Projects Clean Energy and Power Water, Airports and Other Investment: +$110bn Investment: +$65bn Investment: +$75bn Investment to repair over 45,000 bridges and roughly 1 in 5 miles of highways currently in poor condition Investment in clean energy transmission and grid by building thousands of miles of transmission lines Investment to improve critical infrastructure for water including both waste and drinking water, airports and data centers among many other areas Our Metal Coatings segment provides hot-dip galvanizing for many end uses including guardrails, signs, bridges and light poles Our Metal Coatings segment provides hot-dip galvanizing for transmission, distribution and solar, including monopoles and lattice towers Our Precoat Metals segment provides aesthetic coatings for the metal used in data centers, airports, and other critical infrastructure 6 Source: American Infrastructure Investment and Jobs Act

Our Leading Segments (#1 Market Position in Each Segment)

Operating Segment	Production Input	Production Route	Value-Added Capabilities	Market Size and Share[2]	5-Year Historical Adjusted EBITDA Performance ($ in millions)
Metal Coatings Sales $656 million[1]	 Fabricated Steel	Batch Processing	Hot-Dip Galvanizing Spin Galvanizing Powder Coating Plating Anodizing	**$2.2B** ~27% share #1 market position	
Precoat Metals Sales $881 million[1]	 Steel & Aluminum Coil	Continuous Processing	Coil Coating Slitting Embossing Shape Correction Blanking	**$4.4B** ~20% share #1 market position	

$115
$138
$126
COVID
$157
$189
$197
FY 2019
FY2020
FY2021
FY2022
FY2023
FY2024

Acquired May 2022
$120
$168
EBITDA
FY 2019
FY2020
FY2021
FY2022
FY2023
FY2024

Value-added tolling model limits risk and exposure to metal price fluctuation

(1) Sales based on FY2024
(2) Management estimates based on data from the American Galvanizing Association and National Coat Coaters Association

ROADSHOW PRESENTATION
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12ROADSHOW PRESENTATION Strategic Value Proposition Built on Common Business Models Standout Market Leaders with Best-in-Class Financial Profiles Proprietary Systems Driving Efficiencies in Operations, Procurement, Supply Chain, IT and Back Office Tolling Based Businesses with Minimal Commodity and Inventory Risk Support ESG Enhancements Across Footprint Service-Driven Culture with Focus on Customer Satisfaction Metal Coatings Precoat Metals 9

13INVESTOR PRESENTATION Technology: Digital Galvanizing System (DGS) provides customers with near real- time updates and operational efficiencies Metal Coatings Value Proposition Key Value Propositions  Embracing Complexity: Quick turns on special projects to meet demanding customer schedules Value-Added Services: Over 30+ service offerings, including surface preparation, ground line coating and a dedicated transportation network Operational Flexibility: Unmatched service offering validated through best-in-class Net Promoter Score  Cost, Efficiency and Environmental Benefits: Galvanizing can last between 50-100 years and is then 100% recyclable thereafter Expanded Footprint and Redundancy: Scaled network ensures proximity and logistical cost advantages across the supply chain

Metal Coatings Footprint Well-Positioned to Serve Key End-Markets

State-of-the-Art Facilities Across North America[1]



Canada
United States
Edmonton
Calgary
Vancouver
San Francisco
Los Angeles
Houston
Chicago
Toronto
Montreal
Boston
New York
Washington

North America's leading post-fabrication hot-dip galvanizer with unmatched competitive moat

Superior Capabilities Enable Leading Position Across All End-Markets[2]



Other 19%
Construction 24%
Electrical 15%
Industrial 23%
Transportation 19%

Key Technologies

- Hot-Dip Galvanizing
- Spin Galvanizing
- Powder Coating
- Anodizing and Plating

(1) 41 galvanizing locations and 6 surface technologies locations; 1 tubular products location
(2) Based on AZZ FY2024 financial results

ROADSHOW PRESENTATION

14

15ROADSHOW PRESENTATION Metal Coatings Historical Financials $499 $458 $519 $637 $656 FY20 FY21 FY22 FY23 FY24 $138 $126 $157 $189 $197 27.7% 27.6% 30.3% 29.7% 30.0% FY20 FY21 FY22 FY23 FY24 Sales Historical Performance ($ in millions) 11 Adjusted EBITDA1 % Margin (1) Adjusted EBITDA prior to corporate allocations; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation

16INVESTOR PRESENTATION Precoat Metals Value Proposition Key Value Propositions Technology: Coilzone provides customers with near real-time access to inventory, production and shipping information generating operational efficiencies  Embracing Complexity: Quickly accommodate customer needs by offering quick turns on special colors and coatings, enhanced with paint blend cell capability Value-Added Services: Unique position as the “one-stop-shop” across all end- markets and substrates for coil coating, slitting, embossing and shape correction Operational Flexibility: Tolling model provides customers with Sourcing Latitude and Late Point SKU identification to meet real-time business demand Cost, Efficiency and Environmental Benefits: Significant cost, quality and environmental advantages vs. post-paint driving increased customer demand Expanded Footprint and Redundancy: Scaled, purpose-built manufacturing network ensures proximity and logistical cost advantages across the supply chain

17ROADSHOW PRESENTATION Precoat Metals Footprint Well-Positioned to Serve Key End-Markets Critical Service Provider to Diverse End-Markets2 Construction (78%) Appliance (8%) Transportation (2%)Container (4%)HVAC (3%) Clear industry leader with entrenched advantages as a unique independent toll coater State-of-the-Art Facilities Across North America1 Coil Coating Slitting Cut-to-Length Laminating / Printing Shape Correction Embossing Key Technologies 12 (1) New greenfield plant being constructed in Washington, Missouri. Currently 13 plants with 15 processing lines (2) Based on AZZ FY2024 financial results Existing Facility New Facility

18ROADSHOW PRESENTATION Precoat Metals Historical Financials $587 $605 $710 $882 $881 FY20 FY21 FY22 FY23 FY24 $103 $115 $155 $165 $168 17.5% 18.9% 21.8% 18.7% 19.0% FY20 FY21 FY22 FY23 FY24 Sales Adjusted EBITDA3 ($ in millions) Historical Performance 13 % Margin Note: FY based on February year-end (1) Precoat sales for FY 20 – FY 22 reflects the amended definition of net of external claims (2) Fiscal year 2023 Precoat Sales and EBITDA are adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 (3) Adjusted EBITDA prior to corporate allocations; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation (4) Precoat EBITDA for FY 20 – FY 22 excludes buy-side standalone diligence adjustments made by AZZ 2 2 1 1 1 4 4 4

19INVESTOR PRESENTATION Enables AZZ to benefit from secular shift to aluminum cans Run-rate contracted sales of $50+ million by FY 2026 at an EBITDA margin above Precoat overall margin ROIC well in excess of cost of capital Long-term contractual customer commitment for 75% of the new capacity Total investment of ~$125 million New aluminum coil coating line under construction in Washington, Missouri Compelling Strategic and Financial Investment Investing in Future Growth Expected to be operational Q4 FY25

20INVESTOR PRESENTATION Digital Galvanizing System (DGS) is a distinct competitive advantage - Near elimination of paper with proprietary, state-of-the-art tool linked to Oracle ERP system - Fully integrated; Allows real-time decisions and enhanced customer experience - Provides real-time order status updates, tracking and notifications - Improved visibility and decision making across the organization and with customers CoilZone is the industry leading productivity and customer engagement platform - Customer Portal for real time visibility for all inventory transactions of their material - Fully integrated with APM’s ERP system - Paperless scheduling with a customer portal for schedule visibility - Provides customer ability to arrange and release shipments - Heavily integrated with customers through EDI Technology Transformation – A Key Differentiator

21ROADSHOW PRESENTATION 21 Investing in Future Growth Sustai ability • Sustainability is intrinsic to our products as both hot-dip galvanized steel and coil coated steel and aluminum are 100% recyclable • Hot-dip galvanized steel is an infinitely renewable building material and used in renewable energy projects such as wind, solar and battery • Utilizing hot-dip galvanizing and coil coating ensures that fewer natural resources are consumed, fewer emissions are produced in the future, and with minimal environmental impact over the life of a customer’s project Diverse 52 We are essential and environmentally friendly We are committed to sustainability initiatives and reporting We recognize that diversity is key to sustainability • Tracking and Reporting on Scope 1 and 2 consumption and intensity in our annual sustainability report • Targeting a 10% reduction in Scope 1 and Scope 2 consumption and intensity • Tracking ‘green’ sales FY2024 to further disclose AZZ’s role in the transition to a low carbon economy • We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and talents. • Everyone is valued and appreciated for their distinct contributions to the continued growth and sustainability of our business. • AZZ’s percentage of women in the global workforce increased over 89% from fiscal years 2020 to 2023 AZZ ethnicity demographics FY2023(1) 1 AZZ Proxy Report FY2023; Chart excludes 3% ‘not specified’

22ROADSHOW PRESENTATION Precoat MetalsMetal Coatings ($ in millions) COVID Year COVID Year $499 $458 $519 $637 $656 $587 $605 $710 $882 $881 FY20 FY21 FY22 FY23 FY24 $1,086 $1,062 $1,229 $1,519 $1,538 $138 $126 $157 $189 $197 $103 $115 $155 $165 $168 22.2% 22.7% 25.4% 23.3% 23.7% FY20 FY21 FY22 FY23 FY24 $241 $241 $312 $354 $364 Sales Segment Adjusted EBITDA3 Excl. Corporate Costs Consistent Top-Line Growth and Profitability 15 % Margin Note: FY based on February year-end; Financials exclude AIS which was divested in September 2022; Please reference Appendix for LTM reconciliation (Reg G) (1) Precoat sale for FY 20 – FY 22 reflects the amended definition of net of external claims (2) Fiscal year 2023 Precoat Sales and EBITDA are adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 (3) Adjusted EBITDA excludes corporate costs and Infrastructure Solutions results (4) Precoat EBITDA for FY 20 – FY 22 excludes buy-side standalone diligence adjustments made by AZZ 2 2 1 1 1 4 4 4

AZZ's Attractive Financial Metrics Relative to Related Industrial Companies

CY21A - CY23A Revenue Growth


12.3%
(FY22 – FY24)
7.5%
Coatings
4.7%
Building Products
(1.3%)
Service Centers
1.0%
Steel Mills

CY23A EBITDA Margin[1]


21.7%
(FY24)
15.9%
Coatings
20.7%
Building Products
11.4%
Service Centers
19.5%
Steel Mills

Current Net Working Capital / LTM Sales[2]


11.4%
As of February 29, 2024
9.0%
Coatings
9.6%
Building Products
19.5%
Service Centers
14.2%
Steel Mills

Note: Building Products peers include Masonite, AO Smith, James Hardie, AZEK, Trex, Griffon, Fortune Brands Innovation, Kingspan, Simpson and Jeld-Wen; Coatings peers include Valmont Industries, Hill & Smith, Sherwin-Williams, PPG and Akzo Nobel; Service Centers peers include Reliance Steel & Aluminum, Worthington Industries, Ryerson, and Russel Metals; Steel Mills peers include BlueScope, Steel Dynamics, and Nucor; AZZ FY based on February 28/29th year-end

(1) Includes corporate expense

(2) Based on latest available filing; LTM sales representative of most recent quarterly filing for each Company

INVESTOR PRESENTATION

23

Impactful Deleveraging Post Transformational Acquisition

Net Leverage Since Precoat Metals Acquisition[1]



Net Debt / Adjusted EBITDA (incl. preferred)
Net Debt / Adjusted EBITDA (excl. preferred)
4.3x
3.6x
(0.7x)
3.6x
2.9x
Q2 FY'23
Q4 FY'24

No significant debt maturities until FY30

- *Strong free cash flow generation with conversion[2] improving from ~34% in Q2 FY 2023 to ~171% in FY 2024*
- *~$115M debt reduction in fiscal year 2024*

Note: Financials exclude AIS which was divested in September 2022

(1) Reflects net leverage inclusive of credit agreement-related adjustments; Adjusted EBITDA inclusive of corporate costs

(2) Free Cash Flow Conversion defined as (CFO – Capex) / Net Income; Free Cash Flow is a non-GAAP financial measure that requires reconciliation to Cash Flow from Operations. Accordingly, Free Cash Flow conversion is a ratio of a non-GAAP financial measure to a GAAP financial measure that requires reconciliation.

ROADSHOW PRESENTATION

24

25INVESTOR PRESENTATION Return Capital  Committed to sustaining dividends Deploying Capital on High ROIC Investments  Organic growth  Strategic customer partnerships  Productivity  Bolt-on acquisitions Reduce Leverage  FYE 2024 net leverage at 2.9x per compliance certificate (3.6x incl. preferred) Our Capital Allocation Priorities

26INVESTOR PRESENTATION Why Invest in AZZ? Differentiated, high value add metal coatings provider with scale, expertise and customer centric technology uniquely positioned to serve the growing North American steel and aluminum markets Strong business foundation capable of growing sales and margins at or above market levels, supported by multi-year secular growth drivers; while generating significant free cash flow Coil coating and hot dip galvanizing provide environmentally friendly solutions that reduce emissions and extend the life cycle of the coated materials Focused capital allocation to reduce debt and improve leverage while supporting high ROIC investments, and returning capital to shareholders Commitment to EPS growth coupled with multiple expansion creates compelling investment opportunity and long-term shareholder value

ROADSHOW PRESENTATION Appendix

28INVESTOR PRESENTATION Note: Adjusted EBITDA includes adjustments per credit agreement Net Leverage Calculations Q2 FY'23 Q4 FY'24 Adjusted Net Debt (excl. Preferred) $1,325 $989 Adjusted EBITDA $365 $339 Net Debt / EBITDA (excl. Preferred) 3.6x 2.9x Adjusted Net Debt (incl. $240M Preferred) $1,565 $1,229 Adjusted EBITDA $365 $339 Net Debt / EBITDA (Incl. $240M Preferred) 4.3x 3.6x

Reg “G” Tables

Non-GAAP Disclosure of Continuing Operations Adjusted EBITDA 30 Three Months Ended February 29/28, Year Ended February 29/28, 2024 2023 2024 2023 Net income from continuing operations $ 17,863 $ 7,427 $ 101,607 $ 66,339 Interest expense 24,734 27,061 107,065 88,800 Income tax expense 4,099 3,956 28,496 22,336 Depreciation and amortization(6) 20,388 18,777 79,423 74,590 Adjustments: Acquisition and transaction-related expenditures(3) — — — 15,320 Legal settlement and accrual 6,793 — 17,043 — Adjusted EBITDA from continuing operations $ 73,877 $ 57,221 $ 333,634 $ 267,385 Sales $ 366,499 $ 336,504 $ 1,537,589 $ 1,323,649 Adjusted EBITDA margin 20.2% 17.0% 21.7% 20.2%

Continuing Operations Non-GAAP Disclosure 31

Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals) 32 Three Months Ended February 29, 2024 Metal Coatings Precoat Metals Infrastructure Solutions Corporate Total Net income (loss) from continuing operations $ 36,501 $ 30,121 $ 4,270 $ (53,029) $ 17,863 Interest expense — — — 24,734 24,734 Income tax expense — — — 4,099 4,099 Depreciation and amortization(6) 6,706 7,534 — 6,148 20,388 Adjustments: Legal accrual 950 — — 5,843 6,793 Adjusted EBITDA from continuing operations $ 44,157 $ 37,655 $ 4,270 $ (12,205) $ 73,877 Sales $ 154,373 $ 212,126 $ 366,499 Adjusted EBITDA margin 28.6% 17.8% — % — % 20.2 % Three Months Ended February 28, 2023 Metal Coatings Precoat Metals Infrastructure Solutions Corporate Total Net income (loss) from continuing operations $ 32,249 $ 16,319 $ 1,590 $ (42,731) $ 7,427 Interest expense — — — 27,061 27,061 Income tax expense — — — 3,956 3,956 Depreciation and amortization(6) 8,170 10,309 — 298 18,777 Adjusted EBITDA from continuing operations $ 40,419 $ 26,628 $ 1,590 $ (11,416) $ 57,221 Sales $ 149,415 $ 187,089 $ 336,504 Adjusted EBITDA margin 27.1% 14.2% — % — % 17.0%

Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals)

	Year Ended February 29, 2024					
	Metal Coatings	Precoat Metals	Infra-structure Solutions	Subtotal	Corporate	Total
Net income (loss) from continuing operations	$ 164,856	$ 139,571	$ 9,161	$ 313,588	$ (211,981)	$ 101,607
Interest expense	—	—	—	—	107,065	107,065
Income tax expense	—	—	—	—	28,496	28,496
Depreciation and amortization(6)	26,353	27,941	—	54,294	25,129	79,423
Adjustments:						
Legal settlement and accrual(4)	5,450	—	5,750	11,200	5,843	17,043
Adjusted EBITDA from continuing operations	$ 196,659	$ 167,512	$ 14,911	$ 379,082	$ (45,448)	$ 333,634
Sales	$ 656,189	$ 881,400		1,537,589		$1,537,589
Adjusted EBITDA margin	30.0 %	19.0 %		24.7 %		21.7 %

	Year Ended February 28, 2023					
	Metal Coatings	Precoat Metals	Infra-structure Solutions	Subtotal	Corporate	Total
Net income (loss) from continuing operations	$ 156,054	$ 80,274	$ 2,597	$ 238,925	$ (172,586)	$ 66,339
Interest expense	—	—	—	—	88,800	88,800
Income tax expense	—	—	—	—	22,336	22,336
Depreciation and amortization(6)	32,955	40,199	—	73,154	1,436	74,590
Adjustments:						
Acquisition and transaction-related expenditures(3)	—	—	—	—	15,320	15,320
Adjusted EBITDA from continuing operations	$ 189,009	$ 120,473	$ 2,597	$ 312,079	$ (44,694)	$ 267,385
Sales	$ 636,982	$ 686,667		1,323,649		$1,323,649
Adjusted EBITDA margin	29.7 %	17.5 %		23.6 %		20.2 %

33

Non-GAAP Disclosure of Debt Leverage Ratio Reconciliation 34 Trailing Twelve Months Ended FY24 Q4 FY23 Q2 Gross debt $ 1,010,250 $ 1,323,750 Less: Cash per bank statement (24,807) — Add: finance lease liability 3,474 1,115 Consolidated indebtedness $ 988,917 $ 1,324,865 Net income $ 101,607 $ 63,737 Depreciation and amortization 79,423 50,044 Interest expense 107,065 38,588 Income tax expense 28,496 27,865 EBITDA 316,591 180,234 Adjustment to EBITDA as defined in the Credit Agreement — 45,968 EBITDA per Credit Agreement 316,591 226,202 Cash items(7) 25,443 15,236 Non-cash items(8) 9,510 124,031 Equity in earnings, net of distributions (12,294) — Adjusted EBITDA per Credit Agreement $ 339,250 $ 365,469 Net leverage ratio 2.9x 3.6x

Non-GAAP Disclosure of Free Cash Flow and Free Cash Flow Conversion Reconciliation 35 FY 24 FY 23 Q1 Q2 Q3 Cash flow from operations $ 244,468 $ 21,675 $ 20,336 $ 26,611 Less: Capital expenditures (95,119) (6,472) (12,224) (16,389) Free cash flow $ 149,349 $ 15,203 $ 8,112 $ 10,222 Net income from continuing operations available to common shareholders $ 87,207 $ 15,353 $ 24,080 $ 14,839 Free cash flow conversion 171% 99% 34% 69%

Notes for Non-GAAP Disclosure 36 (1) Earnings per share amounts included in the table above may not sum due to rounding differences. (2) For the three months ended and year ended February 29, 2024, diluted earnings per share is based on weighted average shares outstanding of 25,346 and 25,209, respectively, as the preferred shares are anti-dilutive. The calculations of adjusted diluted earnings per share is based on weighted average shares outstanding of 29,463 and 29,326, respectively, as the preferred shares are dilutive for these calculations. For the year ended February 28, 2023, diluted earnings per share is based on weighted average shares outstanding of 24,978, as the preferred shares are anti- dilutive. The calculation of adjusted diluted earnings per share is based on weighted average shares outstanding of 28,283, as the preferred shares are dilutive for this calculation. Adjusted net income for adjusted earnings per share also includes the addback of preferred dividends for the periods noted above. (3) Includes Corporate expenses related to the Precoat Metals acquisition and the divestiture of AZZ Infrastructure Solutions business into the AVAIL JV. (4) For the three months ended February 29, 2024, represents a legal accrual related to the Metal Coatings segment of $1.0 million and $5.8 million for the settlement of a litigation matter that was acquired as part of the Precoat Acquisition and relates to the business activities that were discontinued prior to our acquisition. For the year ended February 29, 2024, consists of the $5.5 million accrual for the Metal Coatings segment, $5.8 million for the settlement of a litigation matter related to the AIS segment that was retained following the sale of the AIS business, and $5.8 million for the settlement of a litigation matter that was acquired as part of the Precoat Acquisition mentioned above. (5) The non-GAAP effective tax rate for each of the periods presented is estimated at 24.0%. (6) For the three months ended and year ended February 29, 2024, amortization expense for acquired intangible assets of $5.9 million and $24.0 million, respectively, are included in Corporate expenses in "Selling, general and administrative" expense, as these expenses are not allocated to the segments. For the three months ended and year ended February 28, 2023, amortization expense for acquired intangible assets of $1.7 million and $7.1 million, respectively, are included in the AZZ Metal Coatings expense in "Cost of sales", and $3.3 million and $15.5 million, respectively, are included in AZZ Precoat Metals in "Selling, general and administrative" expense. (7) Cash items includes certain legal settlements and accruals, costs associated with the AVAIL JV transition services agreement and costs associated with the Precoat Acquisition. (8) Non-cash items includes losses related to the divestiture of the AIS business, stock-based compensation expense and other non-cash expenses.